                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Health Systems International, Inc. ("HSI") hereby constitutes and appoints Malik M. Hasan, M.D. and B. Curtis Westen, Esq., or either of them (with full power to each of them to set alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this Registration Statement under the Securities Act of 1933, as amended and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or additional registration statements filed pursuant to Rule 462 of the Securities Act increasing the amount of securities for which registration is being sought), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and conforming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                 TITLE                      DATE
                ---------                                 -----                      ----

         /s/ LAWRENCE E. AUSTIN                         Director                January 5, 1997
-----------------------------------------
        Lawrence E. Austin, M.D.

      /s/ DALE T. BERKBIGLER, M.D.             Director and Executive Vice      January 5, 1997
-----------------------------------------     President for Medical Affairs
        Dale T. Berkbigler, M.D.

         /s/ J. THOMAS BOUCHARD                         Director                January 5, 1997
-----------------------------------------
           J. Thomas Bouchard

          /s/ CHARLES T. BRADEN                         Director                January 5, 1997
-----------------------------------------
            Charles T. Braden

       /s/ GOV. GEORGE DEUKMEJIAN                       Director                January 5, 1997
-----------------------------------------
         Gov. George Deukmejian

          /s/ THOMAS T. FARLEY                          Director                January 5, 1997
-----------------------------------------
            Thomas T. Farley

        /s/ MICHAEL E. GALLAGHER                        Director                January 5, 1997
-----------------------------------------
          Michael E. Gallagher

           /s/ JAY M. GELLERT                 Director, President and Chief     January 5, 1997
-----------------------------------------           Operating Officer
             Jay M. Gellert

          /s/ ROGER F. GREAVES                          Director                January 5, 1997
-----------------------------------------
            Roger F. Greaves

                SIGNATURE                                 TITLE                      DATE
                ---------                                 -----                      ----

        /s/ MALIK M. HASAN, M.D.             Director, Chairman of the Board    January 5, 1997
-----------------------------------------        of Directors, Treasurer
          Malik M. Hasan, M.D.                  (Principal Financial and
                                              Accounting Officer) and Chief
                                                    Executive Officer

       /s/ KENNETH W. KIZER, M.D.                       Director                January 5, 1997
-----------------------------------------
         Kenneth W. Kizer, M.D.

         /s/ DOUGLAS M. MANCINO                         Director                January 5, 1997
-----------------------------------------
           Douglas M. Mancino

        /s/ ROBERT L. MONTGOMERY                        Director                January 5, 1997
-----------------------------------------
          Robert L. Montgomery

           /s/ J. KEVIN MURPHY                          Director                January 5, 1997
-----------------------------------------
             J. Kevin Murphy